                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC Bank USA
               (Exact name of trustee as specified in its charter)

    New York                                              13-2774727
    (Jurisdiction of incorporation                        (I.R.S. Employer
    or organization if not a U.S.                         Identification No.)
    national bank)

    452 Fifth Avenue, New York, NY                        10018-2706
    (212) 525-5600                                        (Zip Code)
    (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                          Leucadia National Corporation
               (Exact name of obligor as specified in its charter)

    New York                                              13-2615557
    (State or other jurisdiction                          (I.R.S. Employer
    of incorporation or organization)                     Identification No.)

    315 Park Avenue South
    New York, New York                                    10010
    (212) 460-1900                                        (Zip Code)
    (Address of principal executive offices)

                       Senior Subordinated Notes due 2014
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits

Exhibit
-------
T1A(i)         (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)        (1)    Certificate of the State of New York Banking Department dated
                      December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)              Not applicable.

T1A(iv)        (2)    Copy of the existing By-Laws of HSBC Bank USA as amended on April
                      11, 2002.

T1A(v)                Not applicable.

T1A(vi)        (3)    Consent of HSBC Bank USA required by Section 321(b) of the Trust
                      Indenture Act of 1939.

T1A(vii)              Copy of the latest report of condition
                      of the trustee (March 31, 2004),
                      published pursuant to law or the
                      requirement of its supervisory or
                      examining authority.

T1A(viii)             Not applicable.

T1A(ix)               Not applicable.



(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

(3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 28th day of June, 2004.



                                             HSBC BANK USA


                                             By:  /s/ Deirdra N. Ross
                                             -----------------------------------
                                             Deirdra N. Ross
                                                   Assistant Vice President

                                                               Exhibit T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081

Federal Financial Institutions Examination Council        Expires April 30, 2006
--------------------------------------------------------------------------------
                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure
                                of estimated burden.               --
                                                                    1
                                                                   --
--------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031


Report at the close of business March 31, 2004                          (19980930)
                                                                       ------------
                                                                        (RCRI 9999)


This report is required by law; 12 U.S.C. 'SS'324 (State member      This report form is to be filed by banks with branches
banks); 12 U.S.C. 'SS'1817 (State nonmember banks); and 12 U.S.C.    and consolidated subsidiaries in U.S. territories and
'SS'161 (National banks).                                            possessions, Edge or Agreement subsidiaries, foreign
                                                                     branches, consolidated foreign subsidiaries, or
                                                                     International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an       The Reports of Condition and Income are to be prepared
authorized officer and the Report of Condition must be attested      in accordance with Federal regulatory authority
to by not less than two directors (trustees) for State nonmember     instructions.
banks and three directors for State member and National Banks.

                                                                     We, the undersigned directors (trustees), attest to
                                                                     the correctness of this Report of Condition (including
                                                                     the supporting schedules) and declare that it has been
I,    Joseph R. Simpson, Controller                                  examined by us and to the best of our knowledge and
     ---------------------------------------------------             belief has been prepared in conformance with the
     Name and Title of Officer Authorized to Sign Report             instructions issued by the appropriate Federal
                                                                     regulatory authority and is true and correct.
Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.
                                                                         /s/ Sal H. Alfieri
                                                                     ------------------------------------------------------
                                                                     Director (Trustee)
   /s/ Joseph R. Simpson
-----------------------------------------------------------------        /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report                       ------------------------------------------------------
                                                                     Director (Trustee)
             5/14/04
-----------------------------------------------------------------        /s/ Martin Glynn
Date of Signature                                                    ------------------------------------------------------
                                                                     Director (Trustee)

---------------------------------------------------------------------------------------------------------------------------


  Submission of Reports

  Each Bank must prepare its Reports of Condition and Income         For electronic filing assistance, contact EDS Call
  either:                                                            report Services, 2150 N. Prospect Ave., Milwaukee,
                                                                     WI 53202, telephone (800) 255-1571.

  (a) in electronic form and then file the computer data file
      directly with the banking agencies' collection agent,          To fulfill the signature and attestation requirement
      Electronic Data System Corporation (EDS), by modem  or         for the Reports of Condition and Income for this
      computer diskette; or                                          report date, attach this signature page to hard-copy f
                                                                     the completed report that the bank places in its
                                                                     files.

  (b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.


FDIC Certificate Number           0   0    5   8   9
---------------------------------------------------------------------------------------------------------------------------
                                    (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                                       HSBC Bank USA
-----------------------------------------------------------------    ------------------------------------------------------
  Primary Internet Web Address of Bank (Home Page), if any           Legal Title of Bank (TEXT 9010)
  (TEXT 4087)
  (Example:  www.examplebank.com)                                    Buffalo
                                                                     ------------------------------------------------------
                                                                     City (TEXT 9130)

                                                                     N.Y.                                         14203
                                                                     ------------------------------------------------------
                                                                     State  Abbrev. (TEXT 9200)       ZIP Code (TEXT 9220)

 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the
                                    Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA                         of  Buffalo
-------------------------------------------------
  Name of Bank                          City

in the state of New York, at the close of business March 31, 2004

ASSETS
                                                                                             Thousands of dollars
Cash and balances due from depository institutions:
                                                                                             --------------------
 a.  Non-interest-bearing balances currency and coin                                                  $ 2,445,482
-------------------------------------------------------------------------------------------
 b.  Interest-bearing balances                                                                            724,042
-------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                          4,516,506
-------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                       12,610,486
-------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                               1,280,000
b. Securities purchased under agreements to resell                                                      2,553,579
                                                                                             --------------------
Loans and lease financing receivables:
                                                                                             --------------------
   Loans and leases held for sale                                                                     $ 1,387,114
-----------------------------------------------------------------------------------------------------------------
   Loans and leases net of unearned income                                      $50,804,587
-------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                        356,202
-----------------------------------------------------------------------------------------------------------------
   Loans and lease, net of unearned income, allowance, and reserve                                    $50,448,385
-------------------------------------------------------------------------------------------
   Trading assets                                                                                      16,674,422
-------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                              656,161
-------------------------------------------------------------------------------------------
Other real estate owned                                                                                    12,080
-------------------------------------------------------------------------------------------
Investments in unconsolidated subsidiaries                                                                261,586
-------------------------------------------------------------------------------------------
Customers' liability to this bank on acceptances outstanding                                               49,956
-------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                             2,172,973
-------------------------------------------------------------------------------------------
Intangible assets: Other intangible assets                                                                422,358
-------------------------------------------------------------------------------------------
Other assets                                                                                            3,651,155
-------------------------------------------------------------------------------------------
Total assets                                                                                           99,867,085
-----------------------------------------------------------------------------------------------------------------

LIABILITIES

Deposits:
                                                                                             --------------------
   In domestic offices                                                                                 45,681,355
-----------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                           6,730,958
--------------------------------------------------------------------------
   Interest-bearing                                                              38,950,397
-----------------------------------------------------------------------------------------------------------------
In foreign offices                                                                                     23,356,100
-----------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                             496,651
--------------------------------------------------------------------------
   Interest-bearing                                                              22,859,449
-----------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold under agreements to repurchase:
-----------------------------------------------------------------------------------------------------------------
 a. Federal funds purchased in domestic offices                                                           188,845
-------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                        214,973
-------------------------------------------------------------------------------------------

Trading Liabilities                                                                                    11,997,369
-------------------------------------------------------------------------------------------
Other borrowed money                                                                                    4,037,009
-------------------------------------------------------------------------------------------
Bank's liability on acceptances                                                                            49,956
-------------------------------------------------------------------------------------------
Subordinated notes and debentures                                                                       2,533,298
-------------------------------------------------------------------------------------------
Other liabilities                                                                                       3,501,042
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                      91,559,947
-----------------------------------------------------------------------------------------------------------------
Minority Interests in consolidated Subsidiaries                                                               226
-----------------------------------------------------------------------------------------------------------------
EQUITY CAPITAL

-----------------------------------------------------------------------------------------------------------------
Perpetual preferred stock and related surplus                                                                   -
-------------------------------------------------------------------------------------------
Common Stock                                                                                              205,000
-------------------------------------------------------------------------------------------
Surplus                                                                                                 6,928,952
-------------------------------------------------------------------------------------------
Retained earnings                                                                                       1,022,255
-------------------------------------------------------------------------------------------
Accumulated other comprehensive income                                                                    150,705
-------------------------------------------------------------------------------------------
Other equity capital components                                                                                 -
-------------------------------------------------------------------------------------------
Total equity capital                                                                                    8,306,912
-------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                               99,867,085
-----------------------------------------------------------------------------------------------------------------